SUPPLEMENT DATED NOVEMBER 1, 2013

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated October 16, 2013 for the Tactical Strategy Portfolio and the Tactical International

Portfolio and Dated May 1, 2013 for all other Funds

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 16, 2013 for the Tactical Strategy Portfolio and the Tactical International Portfolio and dated May 1, 2013 for all other Funds, as supplemented (together, the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are effective as of the date of the supplement. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Disclosure of Portfolio Holdings section, the following is added as the second to last paragraph:

Non-public portfolio holdings information may, from time to time, be released to Pacific Life and PL&A (affiliates of the Adviser) and any reinsurance companies with which they may contract (together, the “Insurers”) in connection with their hedging activities to mitigate certain risks and exposures borne by the Insurers that are associated with variable annuity product riders and the Funds offered as underlying investment options. This information is released to the Insurers only pursuant to the Trust’s Disclosure of Portfolio Holdings Policy (including exceptions from the Policy as permitted therein) and provided subject to written confirmation by the Insurers of their confidentiality obligations and use of the information only for their hedging purposes. Pacific Life has represented to the Trust that the Insurers’ hedging activity, generally accomplished through the trading of index futures, is highly unlikely to have an adverse impact on the Trust or its Funds.

Form No.    15-41640-00

PSFSAI1113